SUPPLEMENT DATED MARCH 19, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley California Tax-Free Daily Income Trust, dated April 30, 2008
Morgan Stanley Liquid Asset Fund Inc., dated December 31, 2008
Morgan Stanley New York Municipal Money Market Trust, dated April 30, 2008
Morgan Stanley Tax-Free Daily Income Trust, dated April 30, 2008
Morgan Stanley U.S. Government Money Market Trust, dated April 30, 2008
(Collectively, The "Funds")

The second paragraph of the section of each Fund's Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks — D. Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

The Fund makes available on its public website complete portfolio holdings information as of the end of each month and the 15th day of each month, in each case at least seven calendar days after the period to which the information relates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.